EXHIBIT A

                          STOCK CANCELLATION AGREEMENT

     THIS STOCK CANCELLATION AGREEMENT, dated as of March 24, 2000, by and among Chattown.com Network, Inc., a Delaware corporation ("Chattown"), and A-Z Professional Consultants, Inc., a Utah corporation ( "A-Z").

                              W I T N E S S E T H:
                               -------------------

     WHEREAS, A-Z owns Nine Million Six Hundred Twenty Five Thousand (9,625,000) of the shares of common stock of Chattown.com Network, Inc., a Delaware corporation, and

     WHEREAS, Chattown has entered into an agreement to acquire a controlling interest in a corporation known as Value Plus Marketing, Inc. ; and

     WHEREAS, to facilitate the purchase of Value Plus, Chattown needs to reduce the number of its outstanding and issued shares of common stock and A-Z in consideration of the provisions of this Agreement has agreed to cancel Two Hundred Thousand (200,000) of its shares of the common stock of Chattown; and

     WHEREAS, Chattown has agreed in exchange for the agreement of A-Z to cancel a number of shares of the common stock, $.001 par value, of Chattown, that Chattown shall not effect a reverse split of its common stock, $.001 par value for a period of 24 months from the closing date of the Acquisition Agreement for Value Plus Marketing, Inc.

     NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties and agreements set forth herein, the parties hereto agree as follows:

                                    ARTICLE I

                             CANCELLATION OF SHARES

     1.1 Cancellation of Shares. Subject to the terms and conditions of this Agreement, on the Closing Date (as hereinafter defined):

     (a) A-Z shall surrender and deliver to Chattown Two Hundred Thousand (200,000) shares of Chattown Common Stock, $.001 par value for cancellation by Chattown, including all necessary and required forms and papers to carry out the transfer and cancellation of said shares of Chattown Common Stock; and

     (b) Chattown agrees and covenants with A-Z that it will not conduct a reverse split of its Common Stock, $.001 par value, for a period of not less that twenty four (24) months from the closing hereof; and

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     1.2 Time and Place of Closing. The closing of the transactions contemplated hereby (the "Closing") shall take place at the offices of Chattown immediately subsequent to the closing of the Acquisition Agreement whereby Chattown acquires control of Value Plus Marketing, Inc.

                                   ARTICLE II

              REPRESENTATIONS, WARRANTIES AND COVENANTS OF Chattown

     Chattown represents and warrants to A-Z that now and/or as of the Closing:

     2.1 Capitalization. The authorized capital stock of Chattown immediately prior to giving effect to the transactions contemplated hereby consists of 2,000,000 shares of preferred stock, none of which have been issued, and 200,000,000 shares of common stock of which 10,994,656 shares of common stock are issued and outstanding as of the date hereof.

     2.2 Compliance with Law.

     (a) Neither Chattown nor any Subsidiary is conducting its respective business or affairs in material violation of any applicable federal, state or local law, ordinance, rule, regulation, court or administrative order, decree or process, or any requirement of insurance carriers. Neither Chattown nor any Subsidiary has received any notice of violation or claimed violation of any such law, ordinance, rule, regulation, order, decree, process or requirement.

     (b) Each of Chattown and the Subsidiaries is in compliance in all material respects with all applicable federal, state, local and foreign laws and regulations relating to the protection of the environment and human health. There are no claims, notices, actions, suits, hearings, investigations, inquiries or proceedings pending or, to the knowledge of the Company, threatened against the Company or any of the Subsidiaries that are based on or related to any environmental matters or the failure to have any required environmental permits, and there are no past or present conditions that the Company has reason to believe are likely to give rise to any material liability or other obligations of the Company or any Subsidiary under any environmental laws.

     2.3 Ordinary Course. Chattown and the Subsidiaries has conducted its business, maintained its real property and equipment and kept its books of account, records and files, substantially in the same manner as previously conducted, maintained or kept and solely in the ordinary course; it being understood and acknowledged that the Company is a publicly reporting shell with no operation.

     2.4 Litigation. (a) there is no claim, dispute, action, suit, proceeding or investigation pending or, to the knowledge of Chattown, threatened, against or affecting the business of Chattown or any Subsidiary, or challenging the validity or propriety of the transactions contemplated by this Agreement, at law or in equity or admiralty or before any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, nor to the knowledge of Chattown, has any such claim, dispute, action, suit, proceeding or investigation been pending or threatened, during the 12-month period preceding the date hereof; (b) there is no outstanding judgment, order, writ, ruling, injunction, stipulation or decree of any court, arbitrator or federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, against or materially affecting the business of Chattown or any Subsidiary; and (c) neither Chattown nor any Subsidiary has received any written or verbal inquiry from any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality concerning the possible violation of any law, rule or regulation or any matter disclosed in respect of its business.

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     2.5 Certificate of Incorporation  and By-laws;  Minute Books. The copies of the Certificate of Incorporation and By-laws (or similar governing documents) of Chattown and each Subsidiary, and all amendments to each are true, correct and complete. The minute books of Chattown and each Subsidiary contain true and complete records of all meetings and consents in lieu of meetings of their respective Board of Directors (and any committees thereof), or similar governing bodies, since the time of their respective organization. The stock books of Chattown and each Subsidiary are true, correct and complete.

                                   ARTICLE III

                                 INDEMNIFICATION

     3.1 Indemnity of A-Z. Chattown hereto agrees to defend, indemnify and hold harmless A-Z from and against, and to reimburse A-Z with respect to, all liabilities, losses, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, asserted against or incurred by A-Z by reason of, arising out of, or in connection with any material breach of any representation, warranty or covenant contained in this Agreement made by Chattown or in any document or certificate delivered by Chattown pursuant to the provisions of this Agreement or in connection with the transactions contemplated thereby.

     3.2 Indemnity of Chattown. A-Z agrees to defend, indemnify and hold harmless Chattown from and against, and to reimburse Chattown with respect to, all liabilities, losses, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, asserted against or incurred by Chattown by reason of, arising out of, or in connection with any material breach of any representation or warranty contained in this Agreement and made by A-Z or in any document or certificate delivered by A-Z pursuant to the provisions of this Agreement or in connection with the transactions contemplated thereby.

     3.3 Indemnification Procedure.

     A party (an "Indemnified Party") seeking indemnification shall give prompt notice to the other party (the "Indemnifying Party") of any claim for indemnification arising under this Article 3. The Indemnifying Party shall have the right to assume and to control the defense of any such claim with counsel reasonably acceptable to such Indemnified Party, at the Indemnifying Party's own cost and expense, including the cost and expense of reasonable attorneys' fees and disbursements in connection with such defense, in which event the Indemnifying Party shall not be obligated to pay the fees and disbursements of separate counsel for such in such action. In the event, however, that such Indemnified Party's legal counsel shall determine that defenses may be available to such Indemnified Party that are different from or in addition to those available to the Indemnifying Party, in that there could reasonably be expected to be a conflict of interest if such Indemnifying Party and the Indemnified Party have common counsel in any such proceeding, or if the Indemnified Party has not assumed the defense of the action or proceedings, then such Indemnifying Party may employ separate counsel to represent or defend such Indemnified Party, and the Indemnifying Party shall pay the reasonable fees and disbursements of counsel for such Indemnified Party. No settlement of any such claim or payment in connection with any such settlement shall be made without the prior consent of the Indemnifying Party which consent shall not be unreasonably withheld.

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                                   ARTICLE IV

                              CONDITIONS PRECEDENT

     4.1 Conditions Precedent to Closing. The obligations of the Parties under this Agreement shall be and are subject to fulfillment, prior to or at the Closing, of each of the following conditions:

     (a) That each of the representations and warranties of the Parties contained herein shall be true and correct at the time of the Closing date as if such representations and warranties were made at such time;

     (b) That the Parties shall have performed or complied with all agreements, terms and conditions required by this Agreement to be performed or complied with by them prior to or at the time of the Closing;

     (c) That the Parties shall be satisfied with the results of their due diligence and review of the other books and records.

                                    ARTICLE V

                                   TERMINATION

     5.1 Termination. This Agreement may be terminated at any time before or, at Closing, by:

     (a) The mutual written agreement of the Constituent Parties;

     (b) Any party if:

          (i) Any provision of this Agreement applicable to a party shall be materially untrue or fail to be accomplished;

          (ii) Any  legal  proceeding  shall  have been  instituted  or shall be
               imminently   threatening  to  delay,   restrain  or  prevent  the
               consummation of this Agreement; or

          (iii) The conditions precedence to Closing are not satisfied.


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     (c) Upon  termination of this Agreement for any reason,  in accordance with the terms and conditions set forth in this paragraph, each said party shall bear all costs and expenses as each party has incurred and no party shall be liable to the other.

                                   ARTICLE VI

                                  MISCELLANEOUS

     6.1 Survival of Representations, Warranties and Agreements. All representations and warranties and statements made by a party to this Agreement or in any document or certificate delivered pursuant hereto shall survive the Closing Date for so long as the applicable statute of limitations shall remain open. Each of the parties hereto is executing and carrying out the provisions of this agreement in reliance upon the representations, warranties and covenants and agreements contained in this agreement or at the closing of the transactions herein provided for and not upon any investigation which it might have made or any representations, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth herein.

     6.2 Access to Books and Records. During the course of this transaction through Closing, each party agrees to make available for inspection all corporate books, records and assets, and otherwise afford to each other and their respective representatives, reasonable access to all documentation and other information concerning the business, financial and legal conditions of each other for the purpose of conducting a due diligence investigation thereof. Such due diligence investigation shall be for the purpose of satisfying each party as to the business, financial and legal condition of each other for the purpose of determining the desirability of consummating the proposed transaction. The Parties further agree to keep confidential and not use for their own benefit, except in accordance with this Agreement any information or documentation obtained in connection with any such investigation.

     6.3 Notice. All communications, notices, requests, consents or demands given or required under this Agreement shall be in writing and shall be deemed to have been duly given when delivered to, or received by prepaid registered or certified mail or recognized overnight courier addressed to, or upon receipt of a facsimile sent to, the party for whom intended, as follows, or to such other address or facsimile number as may be furnished by such party by notice in the manner provided herein:

If to Chattown:

268 West 400 South, Suite 300
Salt Lake City, Utah  84101
Attention: Richard Surber, President
Tel: (801) 575-8073
Fax: (801) 575-8092


BonnieJean C. Tippetts, President
268 West 400 South, Suite 300
Salt Lake City, Utah 84101
Tel: (801) 575-8073
Fax: (801) 575-8092



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     6.4 Entire Agreement.  This Agreement and any instruments and agreements to be executed pursuant to this Agreement, sets forth the entire understanding of the parties hereto with respect to its subject matter, merges and supersedes all prior and contemporaneous understandings with respect to its subject matter and may not be waived or modified, in whole or in part, except by a writing signed by each of the parties hereto. No waiver of any provision of this Agreement in any instance shall be deemed to be a waiver of the same or any other provision in any other instance. Failure of any party to enforce any provision of this Agreement shall not be construed as a waiver of its rights under such provision.

     6.5 Successors and Assigns. This Agreement shall be binding upon, enforceable against and inure to the benefit of, the parties hereto and their respective heirs, administrators, executors, personal representatives, successors and assigns, and nothing herein is intended to confer any right, remedy or benefit upon any other person. This Agreement may not be assigned by any party hereto except with the prior written consent of the other parties, which consent shall not be unreasonably withheld.

     6.6 Governing Law. This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of Utah are applicable to agreements made and fully to be performed in such state, without giving effect to conflicts of law principles.

     6.7 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     6.8 Construction. Headings contained in this Agreement are for convenience only and shall not be used in the interpretation of this Agreement. References herein to Articles, Sections and Exhibits are to the articles, sections and exhibits, respectively, of this Agreement. As used herein, the singular includes the plural, and the masculine, feminine and neuter gender each includes the others where the context so indicates.

     6.9 Severability. If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, this Agreement shall be interpreted and enforceable as if such provision were severed or limited, but only to the extent necessary to render such provision and this Agreement enforceable.

IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date first set forth above.


Chattown.com Network, Inc.

By: /s/ Richard Surber
    ------------------
Name: Richard Surber
Title: President

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A-Z Professional Consultants, Inc.



By: /s/ BonnieJean C. Tippetts
    --------------------------
Name: BonnieJean C. Tippetts
Title: President

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